AMENDMENT NO. 1 TO BACKSTOP COMMITMENT AGREEMENT

THIS AMENDMENT No. 1 (this “Amendment No. 1”) to the Backstop Commitment Agreement, made by and among Exide Technologies and the Backstop Parties party thereto, dated January 7, 2015 (the “Backstop Commitment Agreement”), is made on February 6, 2015. All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Backstop Commitment Agreement.

RECITALS

WHEREAS, on or about January 7, 2015, certain holders of Senior Secured Note Claims who are Consenting Creditors executed the Second Amended and Restated Plan Support Agreement dated as of January 7, 2015 (the “Plan Support Agreement”);

WHEREAS, in connection with the Restructuring Transactions contemplated in the Plan Support Agreement, on or about January 7, 2015, certain holders of Senior Secured Note Claims who are Backstop Parties executed the Backstop Commitment Agreement; and

WHEREAS, since the execution of the Backstop Commitment Agreement, Backstop Parties collectively holding approximately $190.6 million of the Senior Secured Note Claims and approximately $182.5 million of the DIP Claims and who are Requisite Backstop Parties under the Backstop Commitment Agreement engaged in good faith negotiations with the Debtor and the Official Committee of Unsecured Creditors of Exide Technologies (the “Creditors Committee”) regarding the restructuring of the Company; and

WHEREAS, on or about January 27, 2015, the Requisite Backstop Parties, the Debtor and certain members of the Creditors Committee agreed to the terms of a settlement (the “UCC Settlement”) of all chapter 11 matters (including, but not limited to, the resolution of the Creditors Committee’s complaint challenging the validity of the prepetition liens securing the Senior Secured Notes, the valuation of the Debtor, the Debtor’s entry into the backstop commitment agreement and Plan Support Agreement, and adequate protection issues); and

WHEREAS, (i) the Debtor filed the Plan of Reorganization of Exide Technologies dated as of November 17, 2014 [D.I. 2632] (the “Initial Plan”) consistent with the Plan Support Agreement, (ii) the Debtor filed the First Amended Plan of Reorganization of Exide Technologies dated as of January 30, 2105 [D.I. 3060] (the “First Amended Plan”), and (iii) the Debtor filed the Second Amended Plan of Reorganization of Exide Technologies dated as of February 4, 2015 [D.I. 3096] (the “Second Amended Plan”) reflecting comments from parties in interest; and

WHEREAS, on February 4, 2015, the Bankruptcy Court entered (i) the Order Authorizing and Approving the Debtor’s: (I) Entry Into a Plan Support Agreement and (II)(A) Entry Into a Backstop Commitment Agreement, (B) Payment of Related Fees and Expenses, and (C) Incurrence of Certain Indemnification Obligations [D.I. 3087]; (ii) the Order Under Bankruptcy Code Sections 105 and 363 and Bankruptcy Rule 9019 Authorizing and Approving the Debtor’s Entry into Settlement Agreement with the Official Committee of Unsecured Creditors and Consenting Creditors of the Unofficial Noteholders’ Committee [D.I. 3093] (the “Settlement Order”) authorizing the Debtor’s entry into the UCC Settlement; and (iii) the Order (A) Approving the Adequacy of the Debtor’s Disclosure Statement with Respect to the Plan of Reorganization of Exide Technologies; (B) Approving Solicitation and Notice Procedures with Respect to Confirmation of the Debtor’s Proposed Plan of Reorganization; (C) Approving the Form of Various Ballots and Notices in Connection Therewith; and (D) Scheduling Certain Dates with Respect Thereto [D.I. 3092] (the “Disclosure Statement Order”) approving among other things the adequacy the Debtor’s disclosure statement with respect to the Second Amended Plan; and

WHEREAS, Section 10.7 of the Backstop Commitment Agreement permits certain amendments to the Backstop Commitment Agreement, in writing, if signed by the Requisite Backstop Parties and the Debtor and with respect to certain matters set forth therein, only if signed by each Backstop Party and the Debtor; and

WHEREAS, pursuant to Section 10.7 of the Backstop Commitment Agreement, the Backstop Parties signatory hereto and the Debtor wish to amend the Backstop Commitment Agreement so as to consent to and incorporate the terms of the Second Amended Plan as if such Second Amended Plan were the Plan contemplated therein.

AGREEMENT

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Requisite Backstop Parties and the Debtor hereby agree as follows:

1. Amendments to the Backstop Commitment Agreement.

1.1 The third “WHEREAS” clause of the Recitals of the Backstop Commitment Agreement is hereby replaced in its entirety with the following:

WHEREAS, (i) the Debtor filed the Plan of Reorganization of Exide Technologies dated as of November 17, 2014 [D.I. 2632] (the “Initial Plan”) consistent with the Plan Support Agreement, (ii) the Debtor filed the First Amended Plan of Reorganization of Exide Technologies dated as of January 30, 2105 [D.I. 3060] (the “First Amended Plan”), and (iii) the Debtor filed the Second Amended Plan of Reorganization of Exide Technologies dated as of February 4, 2015 [D.I. 3096] (the “Second Amended Plan”) reflecting comments from parties in interest; and

WHEREAS, on February 4, 2015, the Bankruptcy Court entered (i) the Order Authorizing and Approving the Debtor’s: (I) Entry Into a Plan Support Agreement and (II)(A) Entry Into a Backstop Commitment Agreement, (B) Payment of Related Fees and Expenses, and (C) Incurrence of Certain Indemnification Obligations [D.I. 3087]; (ii) the Order Under Bankruptcy Code Sections 105 and 363 and Bankruptcy Rule 9019 Authorizing and Approving the Debtor’s Entry into Settlement Agreement with the Official Committee of Unsecured Creditors and Consenting Creditors of the Unofficial Noteholders’ Committee [D.I. 3093] (the “Settlement Order”) authorizing the Debtor’s entry into that certain settlement agreement dated on or about January 27, 2015 among the Debtor, the Required Consenting Creditors and certain members of the Official Committee of Unsecured Creditors of Exide Technologies (the “UCC Settlement”); and (iii) the Order (A) Approving the Adequacy of the Debtor’s Disclosure Statement with Respect to the Plan of Reorganization of Exide Technologies; (B) Approving Solicitation and Notice Procedures with Respect to Confirmation of the Debtor’s Proposed Plan of Reorganization; (C) Approving the Form of Various Ballots and Notices in Connection Therewith; and (D) Scheduling Certain Dates with Respect Thereto [D.I. 3092] approving among other things the adequacy the Debtor’s disclosure statement with respect to the Second Amended Plan;

1.2 The definition of “Debtor Claims” in the Backstop Commitment Agreement is hereby amended by deleting the reference to “Existing European Facilities (as defined in the Plan Term Sheet)” and inserting in lieu thereof the following: “$23.1 million of foreign credit facilities and other debt at the Debtors’ European subsidiaries.”

1.3 The definition of “Exit ABL Revolver Financing” in the Backstop Commitment Agreement is hereby amended by deleting the reference to “PSA Term Sheet” and inserting in lieu thereof a reference to the “Plan.”

1.4 Section 1.2 of the Backstop Commitment Agreement is hereby amended by deleting the reference to “Existing European Facilities.”

1.5 The Backstop Commitment Agreement is hereby modified so that the Second Amended Plan, in substantially the form as attached hereto as Exhibit A, constitutes the Plan for purposes of the Backstop Commitment Agreement.

2. Agreement. The Requisite Backstop Parties agree that the Disclosure Statement Order, upon becoming a Final Order, satisfies section 7.1(b) of the Backstop Commitment Agreement.

3. References to the Backstop Commitment Agreement. All references to the “Backstop Commitment Agreement” shall mean and refer to the Backstop Commitment Agreement, as modified by this Amendment No. 1.

4. Counterparts. This Amendment may be executed in one or more counterparts, each of which, when so executed, shall constitute the same instrument and the counterparts may be delivered by facsimile transmission or by electronic mail in portable document format (.pdf).

5. Effectiveness. In accordance with Section 10.7 of the Backstop Commitment Agreement, this Amendment No. 1 shall be effective and binding upon the Parties as of the date on which: (i) the Debtor shall have executed and delivered a counterpart signature page of this Amendment No. 1 to counsel to the Unofficial Noteholder Committee and (ii) the Requisite Backstop Parties shall have executed and delivered counterpart signature pages of this Amendment No. 1 to counsel to the Debtor. The Backstop Commitment Agreement shall be read together as a single instrument with this Amendment No. 1 and, except as expressly amended by this Amendment No. 1, the Backstop Commitment Agreement shall remain in full force and effect.

6. Headings. The headings of the sections, paragraphs and subsections of this Amendment are inserted for convenience only and shall not affect the interpretation hereof.

7. Applicable Law. This Amendment No. 1 shall be governed by, and construed in accordance with, the laws of the State of New York and, to the extent applicable, the Bankruptcy Code.

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IN WITNESS WHEREOF, this Amendment No. 1 has been executed on the date set forth above.

EXIDE TECHNOLOGIES

By:

Name:
Title:

BACKSTOP PARTIES

Alliance Bernstein High Income Fund, AB Global High Income Fund, ACM Global High Yield- Offshore and certain other affiliates

By:

Name:
Title:

The Northwestern Mutual Life Insurance Company

By:

Name:
Title:

Nomura Corporate Research and Asset Management Inc. as investment manager on behalf of funds and accounts it manages

By:

Name:
Title:

MacKay Shields LLC, as investment advisor on behalf of certain funds and accounts it manages

By:

Name:
Title:

Neuberger Berman Fixed Income LLC, as investment manager on behalf of various funds it manages

By:

Name:
Title:

D.E. Shaw Galvanic Portfolios, L.L.C.

By:

Name:
Title:

BDCM Opportunity Fund III, L.P.
By: BDCM Opportunity Fund III Adviser, L.L.C., its Investment Manager

By:

Name:
Title:

Stonehill Capital Management LLC

By:

Name:
Title:

Exhibit A

Second Amended Plan